Leases	12 Months Ended
Dec. 31, 2018
Leases
Leases

Note 14—Leases

The Company’s lease obligations primarily relate to real estate, vehicles and machinery. Rent expense was $364 million, $385 million and $390 million in 2018, 2017 and 2016, respectively. Sublease income received by the Company on leased assets was $7 million, $11 million  and $13 million in 2018, 2017 and 2016, respectively.

At December 31, 2018, future net minimum lease payments for operating leases, having initial or remaining non‑cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2019	329
2020	254
2021	191
2022	132
2023	105
Thereafter	267
1,278
Sublease income	(13)
Total	1,265

At December 31, 2018, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2019	34
2020	27
2021	24
2022	24
2023	19
Thereafter	111
Total minimum lease payments	239
Less amount representing estimated executory costs included in total minimum lease payments	(1)
Net minimum lease payments	238
Less amount representing interest	(87)
Present value of minimum lease payments	151

Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non‑cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in “Short‑term debt and current maturities of long‑term debt” or “Long‑term debt” in the Consolidated Balance Sheets.